UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 24, 2007

                                 iMergent, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

             001-32277                                  87-0591719
    (Commission File Number)               (IRS Employer Identification No.)

      754 East Technology Avenue
               Orem, Utah                                  84097
 (Address of Principal Executive Offices)                (Zip Code)

                                 (801) 227-0004
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On October 24, 2007, iMergent, Inc. ("Company") and the Division of Consumer Protection of the Department of Commerce of the State of Utah ("Division") entered into a settlement agreement ("Settlement" ). The Settlement stemmed from the Division's May 25, 2007 Order of Adjudication ("Order") in DCP Case No. 55272 which found that the Company sells an assisted marketing plan ("Business Opportunity") .

In the Settlement, the Division agreed to withdraw the petition which claimed the Company was required to register as a Business Opportunity and vacate the Order. The Company agreed to withdraw its petition with the Department of Commerce to review the action by the Division. The Settlement requires certain disclosures on the part of the Company which are intended to clarify its business practices. The Settlement does not require the Company to register as a Business Opportunity.


Except for the historical information contained in this report, the statements made by the Company are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. iMergent's performance could differ significantly from the expectations of management and from results expressed or implied including but not limited to (1) the expectations of the Company that it is not a seller of Business Opportunities and (2) that the disclosures agreed to by the Company will clarify its business practices. For further information on other risk factors, please refer to the "Risk Factors" contained in the Company's Form 10-K for the year ended June 30, 2007. The information in Item 8.01 of this report is being furnished, not filed, pursuant to Form 8-K. Accordingly, the information in this Item will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


Item 9.01   Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit
Number          Description
-------         -----------
99.1            Press release dated October 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  IMERGENT, INC.

                                  /s/ Robert Lewis
                                  ---------------------------------------------
                                  By: Robert Lewis, Chief Financial Officer
                                  Date: October 25, 2007